UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2018

WESTERN ASSET

PREMIER BOND FUND (WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 27, 2018

Western Asset Premier Bond Fund	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended June 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.3%. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s initial reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.1%. The acceleration in GDP growth in the second quarter reflected positive contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, federal government spending and state and local government spending. These were partly offset by negative contributions from private inventory investment and residential fixed investment. Imports, which are a subtraction in the calculation of GDP, increased.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on June 30, 2018, the unemployment rate was 4.0%, as reported by the U.S. Department of Labor. While the unemployment rate ticked up from 3.8% to 4.0% in June, the increase was largely attributed to an increase in the workforce participation rate. The percentage of longer-term unemployed moved higher during the reporting period. In June 2018, 23.0% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

IV	Western Asset Premier Bond Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet. At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended June 30, 2018. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.52%. The peak for the period of 2.59% occurred on several occasions in May and June 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.85%. The high for the period of 3.11% took place on May 17, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generally posted weak results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.62% during the six-month reporting period ended June 30, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned 0.16% for the six months ended June 30, 2018. The high-yield market posted a modest gain during the first month of the reporting period. Those gains were then erased in February and March 2018. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry. However, the high yield market then rallied in April, was relatively flat in May and moved higher in June 2018.

Performance review

For the six months ended June 30, 2018, Western Asset Premier Bond Fund returned -3.66% based on its net asset value (“NAV”)vi and -5.92% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexvii and the Bloomberg Barclays U.S. Credit Indexviii, returned 0.16% and -2.99%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds (Leveraged) Category Averageix returned -2.40% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Western Asset Premier Bond Fund	V

Investment commentary (cont’d)

During this six-month period, the Fund made distributions to shareholders totaling $0.40 per share. As of June 30, 2018, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$13.59 (NAV)	-3.66	%†
$12.60 (Market Price)	-5.92	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com. (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 27, 2018

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset Premier Bond Fund

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit, inflation and interest rate risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Premier Bond Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

viii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

VIII	Western Asset Premier Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of June 30, 2018 and December 31, 2017 and does not include derivatives such as forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2018

Total Spread Duration
WEA	— 6.56 years
Benchmark	— 4.14 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

2	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2018

Total Effective Duration
WEA	— 6.23 years
Benchmark	— 3.95 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 94.0%
Consumer Discretionary — 15.7%
Auto Components — 1.3%
Adient Global Holdings, Ltd., Senior Notes	4.875%	8/15/26	430,000		$388,075	(a)
IHO Verwaltungs GmbH, Senior Secured Notes, (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	550,000		519,063	(a)(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	550,000		566,500	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	680,000		680,892	(a)
Total Auto Components					2,154,530
Automobiles — 1.4%
Daimler Finance North America LLC, Senior Notes	8.500%	1/18/31	1,000,000		1,409,395
General Motors Co., Senior Notes	6.600%	4/1/36	140,000		151,925
General Motors Financial Company Inc., Senior Notes	4.000%	10/6/26	750,000		712,257
Total Automobiles					2,273,577
Diversified Consumer Services — 0.4%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	550,000		560,312	(a)
Hotels, Restaurants & Leisure — 3.7%
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,611,000		1,558,642	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,635,379	(c)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	1,020,000		1,007,250	(a)
Marstons Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	260,000	GBP	311,489	(c)(d)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	428,000		464,423	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,110,000		1,054,178	(a)
Total Hotels, Restaurants & Leisure					6,031,361
Household Durables — 0.4%
Lennar Corp., Senior Notes	4.500%	4/30/24	140,000		135,282
LGI Homes Inc., Senior Notes	6.875%	7/15/26	550,000		550,000	(a)
Total Household Durables					685,282
Media — 7.7%
21st Century Fox America Inc., Senior Notes	8.875%	4/26/23	400,000		482,281
Altice France SA, Senior Secured Notes	6.000%	5/15/22	200,000		200,960	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,270,000		2,227,891	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	1,180,000		1,146,075	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	60,000		56,288	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	410,000		377,200	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000		440,044
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,130,000		1,194,938

See Notes to Financial Statements.

4	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	7.050%	3/15/33	1,000,000	$1,244,465
DISH DBS Corp., Senior Notes	5.875%	11/15/24	990,000	841,500
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,070,000	941,600
DISH Network Corp., Senior Notes	2.375%	3/15/24	980,000	866,671
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	720,000	818,382
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,800,000	1,624,500	(a)
Total Media				12,462,795
Specialty Retail — 0.4%
Hertz Corp., Senior Notes	5.875%	10/15/20	640,000	628,800
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	550,000	539,000	(a)
Total Consumer Discretionary				25,335,657
Consumer Staples — 2.8%
Beverages — 0.9%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,000,000	979,906
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	540,000	548,919
Total Beverages				1,528,825
Food & Staples Retailing — 1.2%
CVS Health Corp. Pass-Through Trust	6.036%	12/10/28	374,628	399,428
CVS Health Corp. Pass-Through Trust	6.943%	1/10/30	373,821	420,818
CVS Health Corp. Pass-Through-Trust	5.789%	1/10/26	334,664	349,005	(a)
CVS Health Corp. Pass-Through-Trust	5.880%	1/10/28	367,949	390,968
CVS Health Corp. Pass-Through-Trust	7.507%	1/10/32	377,993	443,803	(a)
Total Food & Staples Retailing				2,004,022
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	440,000	428,330
Household Products — 0.2%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	250,000	259,688
Tobacco — 0.2%
Reynolds American Inc., Senior Notes	5.850%	8/15/45	260,000	284,835
Total Consumer Staples				4,505,700
Energy — 20.7%
Energy Equipment & Services — 0.2%
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	310,000	309,225	(a)
Oil, Gas & Consumable Fuels — 20.5%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	707,593
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	750,000	805,018
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	221,844

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Berry Petroleum Co. Escrow	—	—	130,000	$0	*(e)(f)(g)
Blue Racer Midstream LLC / Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	310,000	307,582	(a)
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	410,000	409,489
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	584,221
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	315,200
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	230,000	234,818	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	500,000	507,908
Continental Resources Inc., Senior Notes	3.800%	6/1/24	270,000	263,740
Continental Resources Inc., Senior Notes	4.900%	6/1/44	500,000	491,466
Devon Energy Corp., Senior Notes	3.250%	5/15/22	500,000	491,951
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	47,813
Ecopetrol SA, Senior Notes	4.125%	1/16/25	510,000	495,975
Ecopetrol SA, Senior Notes	5.375%	6/26/26	1,000,000	1,028,500
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,510,000	1,437,822
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	880,000	896,166
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	1,000,000	1,033,250
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,160,652
Genesis Energy LP / Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	590,000	554,600
Genesis Energy LP / Genesis Energy Finance Corp., Senior Notes	6.500%	10/1/25	210,000	202,650
Genesis Energy LP / Genesis Energy Finance Corp., Senior Notes	6.250%	5/15/26	290,000	274,050
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	770,000	753,685	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	190,000	232,541
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	1,500,000	1,515,181
Magnum Hunter Resources Corp. Escrow	—	—	960,000	0	*(e)(f)(g)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	860,000	804,100	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	300,000	281,250	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	490,000	578,200	(a)
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,000,000	1,020,944
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	531,700
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	340,000	346,375
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	500,000	505,625	(a)
Occidental Petroleum Corp., Senior Notes	3.500%	6/15/25	350,000	347,438
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	310,000	291,245
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	210,000	210,263
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	110,000	99,743	(a)

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	890,000	$783,761
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	826,712
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	400,000	404,520
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	414,750	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	440,000	469,892
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,850,000	1,881,204
Targa Resources Partners LP / Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	460,000	455,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	200,000	194,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	1,310,000	1,221,575	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,213,682
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,500,000	1,450,275	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	240,000	220,800	(a)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	100,000	102,750
Williams Cos Inc., Senior Notes	3.700%	1/15/23	780,000	758,550
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	330,000	331,650
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	443,000	529,097
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	50,480
WPX Energy Inc., Senior Notes	8.250%	8/1/23	210,000	238,875
YPF SA, Senior Notes	8.500%	3/23/21	720,000	733,680	(a)
Total Oil, Gas & Consumable Fuels				33,272,751
Total Energy				33,581,976
Financials — 22.2%
Banks — 16.3%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000	342,563	(d)(h)
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,149,161
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,700,000	1,681,622
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	704,296	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,750,000	2,965,531
Barclays PLC, Subordinated Notes	4.836%	5/9/28	290,000	274,197
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	510,000	522,112	(a)(d)(h)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,015,220	(a)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	489,495
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	200,000	212,656
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	500,000	492,369

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	$1,181,022
Cooperatieve Rabobank UA, Subordinated Notes	4.625%	12/1/23	500,000	504,234
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,080,000	1,146,150	(a)(d)(h)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,750,000	1,590,411	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	540,000	494,489	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,800,000	2,866,500	(d)(h)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000	510,027
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,478,247
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	140,000	154,780
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	450,000	479,363	(d)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	157,589
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,080,000	3,110,636
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000	1,030,675	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	519,214	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	300,000	314,220	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,000,000	987,315
Total Banks				26,374,094
Capital Markets — 1.8%
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	841,101
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,000,000	943,224
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,188,882
Total Capital Markets				2,973,207
Consumer Finance — 0.2%
Ally Financial, Inc., Senior Notes	8.000%	3/15/20	282,000	302,093
Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	230,000	234,755
Ahold Lease USA Inc. Pass-Through-Trust	8.620%	1/2/25	686,921	798,956
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.337%	2/12/23	102,671	104,345	(a)(d)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	2,186,000	2,105,118	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	80,000	82,039
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,200,000	1,275,606
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	402,626	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	422,000	426,220	(a)
Total Diversified Financial Services				5,429,665

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.5%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	21,355	$28,723	(a)
MetLife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	771,250
Total Insurance				799,973
Total Financials				35,879,032
Health Care — 6.5%
Biotechnology — 0.2%
Celgene Corp., Senior Notes	4.625%	5/15/44	250,000	232,903
Health Care Providers & Services — 2.7%
Centene Corp., Senior Notes	5.625%	2/15/21	280,000	286,615
Centene Corp., Senior Notes	6.125%	2/15/24	220,000	232,375
Centene Corp., Senior Notes	4.750%	1/15/25	1,060,000	1,057,350
DaVita HealthCare Partners, Senior Notes	5.750%	8/15/22	270,000	274,727
HCA Inc., Senior Secured Notes	5.250%	6/15/26	280,000	278,796
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,000,000	943,750
Humana Inc., Senior Notes	3.950%	3/15/27	290,000	285,697
Magellan Health Inc., Senior Notes	4.400%	9/22/24	1,000,000	981,255
Total Health Care Providers & Services				4,340,565
Pharmaceuticals — 3.6%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	500,000	497,834
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	70,000	67,091
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	3,918,000	3,636,721
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	311,000	315,957	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,490,000	1,378,250	(a)
Total Pharmaceuticals				5,895,853
Total Health Care				10,469,321
Industrials — 7.2%
Aerospace & Defense — 1.1%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	600,000	603,756	(a)
Boeing Co., Senior Notes	6.125%	2/15/33	600,000	753,317
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	410,000	416,150	(a)
Total Aerospace & Defense				1,773,223
Airlines — 2.1%
Airbus SAS Pass-Through-Trust	8.027%	10/1/19	174,101	176,821	(a)
America West Airlines Inc. Pass-Through-Trust	8.057%	7/2/20	868,195	941,991
Continental Airlines 1999-1 Class A Pass Through Trust, Senior Secured Notes	6.545%	2/2/19	262,094	264,400	(f)
Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	171,689	181,338	(f)
Continental Airlines 2001-1 Class A-1 Pass Through Trust	6.703%	6/15/21	91,406	98,262

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines 2007-1 Class B Pass Through Trust, Senior Secured Notes	8.021%	8/10/22	75,120	$82,650
Delta Air Lines Inc. Pass-Through-Trust	7.575%	3/1/19	37,834	38,213	(f)
United Airlines 2014-1 Class B Pass-Through Trust	4.750%	4/11/22	253,673	255,411
US Airways 2011-1 Class A Pass Through Trust	7.125%	10/22/23	1,180,783	1,317,145
Total Airlines				3,356,231
Building Products — 0.9%
Standard Industries Inc., Senior Notes	4.750%	1/15/28	1,520,000	1,402,200	(a)
Machinery — 1.4%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	2,380,000	2,225,300	(a)
Professional Services — 0.6%
IHS Markit Ltd., Senior Notes	5.000%	11/1/22	1,000,000	1,013,750	(a)
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	670,000	628,125	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	1,280,000	1,193,600	(a)
Total Trading Companies & Distributors				1,821,725
Total Industrials				11,592,429
Information Technology — 3.5%
Internet Software & Services — 0.8%
Match Group Inc., Senior Notes	5.000%	12/15/27	1,355,000	1,263,537	(a)
IT Services — 0.4%
DXC Technology Co., Senior Notes	7.450%	10/15/29	500,000	607,502
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices Inc., Senior Notes	3.125%	12/5/23	500,000	486,066
Software — 1.2%
CDK Global Inc., Senior Notes	5.875%	6/15/26	620,000	633,330
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	520,000	529,100	(a)
Microsoft Corp., Senior Notes	2.875%	2/6/24	800,000	783,802
Total Software				1,946,232
Technology Hardware, Storage & Peripherals — 0.8%
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,220,000	1,171,653
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	260,000	242,087
Total Technology Hardware, Storage & Peripherals				1,413,740
Total Information Technology				5,717,077
Materials — 5.1%
Chemicals — 1.1%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	1,035,000	(c)

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	$236,923	(a)
Valvoline Inc., Senior Notes	4.375%	8/15/25	550,000	512,187
Total Chemicals				1,784,110
Construction Materials — 0.3%
US Concrete Inc., Senior Notes	6.375%	6/1/24	420,000	423,150
Containers & Packaging — 0.5%
ARD Securities Finance SARL, Senior Secured Notes, (8.75% PIK)	8.750%	1/31/23	490,000	501,025	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	55,000
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	300,000	304,230	(a)
Total Containers & Packaging				860,255
Metals & Mining — 3.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	300,000	317,877	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	560,000	599,200	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	400,000	403,500	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	211,554	(a)
ArcelorMittal, Senior Notes	7.000%	10/15/39	430,000	495,876
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	630,000	666,981
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	800,000	705,760
Teck Resources (Canada), Senior Notes	6.250%	7/15/41	210,000	210,000
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	470,000	516,413	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	1,069,250
Total Metals & Mining				5,196,411
Total Materials				8,263,926
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.1%
MPT Operating Partnership LP / MPT Finance Corp., Senior Notes	6.375%	3/1/24	260,000	273,650
MPT Operating Partnership LP / MPT Finance Corp., Senior Notes	5.250%	8/1/26	1,560,000	1,536,600
Total Equity Real Estate Investment Trusts (REITs)				1,810,250
Real Estate Management & Development — 0.2%
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	360,000	346,500	(a)
Total Real Estate				2,156,750
Telecommunication Services — 7.2%
Diversified Telecommunication Services — 4.7%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	570,000	587,100	(a)
Orange SA, Senior Notes	9.000%	3/1/31	600,000	825,072
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,064,144
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	400,000	382,040	(a)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,280,000	$2,427,554
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	1,480,000	1,335,700
Total Diversified Telecommunication Services				7,621,610
Wireless Telecommunication Services — 2.5%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	610,000	626,013	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	201,000	232,215	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	403,200
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	32,175
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	510,625	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	260,000	269,750
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	280,000	331,800
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	789,925
VEON Holdings BV, Senior Notes	5.950%	2/13/23	570,000	575,985	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	330,000	326,726
Total Wireless Telecommunication Services				4,098,414
Total Telecommunication Services				11,720,024
Utilities — 1.8%
Electric Utilities — 1.8%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,770,000	2,299,263
Pampa Energia SA, Senior Notes	7.500%	1/24/27	670,000	606,350	(a)
Total Utilities				2,905,613
Total Corporate Bonds & Notes (Cost — $145,871,624)				152,127,505
Senior Loans — 20.8%
Consumer Discretionary — 11.2%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Tranche B Term Loan (1 mo. LIBOR + 2.250%)	4.350%	4/6/24	811,690	809,864	(d)(i)(j)
Diversified Financial Services — 0.4%
Weight Watchers International Inc., Term Loan (1 mo. LIBOR + 4.750%)	6.760-7.060%	11/29/24	682,500	689,431	(d)(i)(j)
Hotels, Restaurants & Leisure — 5.9%
Aramark Services Inc., Term Loan B3 (3 mo. LIBOR + 1.750%)	—	3/11/25	3,557,898	3,560,121	(k)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.841%	10/25/23	2,653,873	2,655,394	(d)(i)(j)
Las Vegas Sands LLC, Term Loan B (1 mo. LIBOR + 1.750%)	3.844%	3/27/25	1,995,000	1,983,902	(d)(i)(j)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. LIBOR + 1.750%)	3.726%	5/30/25	1,410,000	$1,411,028	(d)(i)(j)
Total Hotels, Restaurants & Leisure				9,610,445
Media — 2.7%
Charter Communications Operating, LLC (aka CCO Safari LLC), Term Loan B (1 mo. LIBOR + 2.000%)	4.100%	4/30/25	1,841,413	1,841,831	(d)(i)(j)
Lamar Media Corp., Term Loan B (1 mo. LIBOR + 1.750%)	3.875%	3/14/25	2,443,875	2,443,875	(d)(i)(j)
Total Media				4,285,706
Specialty Retail — 1.7%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.010%	3/11/22	2,237,405	1,858,724	(d)(i)(j)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.350%	7/5/24	962,725	944,674	(d)(f)(i)(j)
Total Specialty Retail				2,803,398
Total Consumer Discretionary				18,198,844
Financials — 0.6%
Diversified Financial Services — 0.6%
Travelport Finance (Luxembourg) Sarl, Term Loan (3 mo. LIBOR + 2.500%)	4.830%	3/17/25	920,000	917,987	(d)(i)(j)
Health Care — 1.1%
Health Care Providers & Services — 1.1%
Davita Healthcare Partner, Term Loan B (1 mo. LIBOR + 2.750%)	4.844%	6/24/21	1,737,087	1,743,750	(d)(i)(j)
Industrials — 4.0%
Air Freight & Logistics — 3.5%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.088%	1/15/25	4,239,956	4,195,648	(d)(i)(j)
Delos Finance Sarl, 2018 Term Loan (1 mo. LIBOR + 1.750%)	4.084%	10/6/23	1,500,000	1,501,875	(d)(i)(j)
Total Air Freight & Logistics				5,697,523
Trading Companies & Distributors — 0.5%
Beacon Roofing Supply, Inc., Term Loan (1 mo. LIBOR + 2.250%)	4.280%	1/2/25	798,000	795,132	(d)(i)(j)
Total Industrials				6,492,655
Information Technology — 2.1%
Software — 0.9%
Dell International LLC, Term Loan A2 (1 mo. LIBOR + 1.750%)	3.850%	9/7/21	1,443,750	1,440,743	(d)(i)(j)
Technology Hardware, Storage & Peripherals — 1.2%
Western Digital Corp., 2017 Term Loan B3 (3 mo. LIBOR + 2.000%)	3.844%	5/1/23	1,995,000	1,997,286	(d)(i)(j)(k)
Total Information Technology				3,438,029

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 1.5%
Containers & Packaging — 1.5%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.046-4.094%	10/1/22	2,000,000		$2,000,000	(d)(i)(j)
Reynolds Group Holdings Inc., USD Term Loan (1 mo. LIBOR + 2.750%)	4.844%	2/5/23	497,475		497,406	(d)(i)(j)
Total Materials					2,497,406
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Level 3 Financing Inc., Tranche B (1 mo. LIBOR + 2.250%)	4.330%	2/22/24	250,000		249,727	(d)(i)(j)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien (1 mo. LIBOR + 8.000%)	10.046%	2/7/23	152,962		156,022	(d)(f)(i)(j)(k)
Total Senior Loans (Cost — $34,162,319)					33,694,420
Sovereign Bonds — 6.4%
Argentina — 1.1%
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	890,000		786,538
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	210,000		171,281
Provincia de Buenos Aires/Argentina, Senior Notes	9.125%	3/16/24	500,000		482,500	(a)
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	40.000%	6/21/20	8,140,000	ARS	291,448	(d)
Total Argentina					1,731,767
Brazil — 0.6%
Brazil Notas do Tesouro, Series F, Notes	10.000%	1/1/23	1,400,000	BRL	353,010
Brazil Notas do Tesouro, Series F, Notes	10.000%	1/1/27	2,600,000	BRL	614,133
Total Brazil					967,143
Colombia — 1.7%
Colombia Government International Bond, Senior Notes	4.000%	2/26/24	1,500,000		1,500,375
Colombia Government International Bond, Senior Notes	4.500%	1/28/26	1,250,000		1,271,094
Total Colombia					2,771,469
Indonesia — 1.0%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	1,370,000		1,358,493	(a)
Republic of Indonesia, Senior Notes	3.850%	7/18/27	300,000		285,117	(a)
Total Indonesia					1,643,610

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 0.6%
United Mexican States, Senior Notes	3.600%	1/30/25	970,000		$938,960
Peru — 0.5%
Peruvian Government International Bond, Senior Notes	7.350%	7/21/25	750,000		916,875
Russia — 0.9%
Russian Federal Bond, Bonds	7.050%	1/19/28	93,539,000	RUB	1,440,963
Total Sovereign Bonds (Cost — $11,077,119)					10,410,787
Asset-Backed Securities — 5.0%
American Home Mortgage Investment Trust, 2007-A, 4A (1 mo. USD LIBOR + 0.900%)	2.991%	7/25/46	519,942		241,192	(a)(d)
Argent Securities Inc., 2003-W3, M1 (1 mo. USD LIBOR + 1.125%)	3.216%	9/25/33	32,125		31,961	(d)
Bayview Financial Asset Trust, 2007-SR1A, M1 (1 mo. LIBOR + 0.800%)	2.891%	3/25/37	641,260		609,118	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A, M3 (1 mo. LIBOR + 1.150%)	3.241%	3/25/37	243,236		237,809	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A, M4 (1 mo. LIBOR + 1.500%)	3.591%	3/25/37	66,337		65,885	(a)(d)
Bear Stearns Asset Backed Securities Trust, 2006-SD3, 1PO, STRIPS, PO	0.000%	8/25/36	309,335		260,933
ContiMortgage Home Equity Loan Trust 1997-4, 201997-4, B1F	7.330%	10/15/28	60,514		97,795	(d)
Countrywide Asset-Backed Certificates, 2004-3, 3A3 (1 mo. USD LIBOR + 0.760%)	2.851%	8/25/34	248,127		250,561	(d)
Countrywide Asset-Backed Certificates, 2007-13, 2A1 (1 mo. USD LIBOR + 0.900%)	2.991%	10/25/47	528,830		528,600	(d)
CWABS Asset Backed Notes Trust, 2007-SEA2, 1A1 (1 mo. USD LIBOR + 1.000%)	3.091%	8/25/47	12,328		12,150	(a)(d)
Financial Asset Securities Corp. AAA Trust, 2005-1A, 1A3B (1 mo. USD LIBOR + 0.410%)	2.513%	2/27/35	446,908		409,813	(a)(d)
Firstfed Corp. Manufactured Housing Contract, 201996-1, B	8.060%	10/15/22	177,679		3,660	(a)
GSAA Home Equity Trust, 2004-8, A3A (1 mo. USD LIBOR + 0.740%)	2.831%	9/25/34	22,297		22,367	(d)
GSAMP Trust, 2003-SEA2, A1	4.421%	7/25/33	768,007		762,358
Indymac Manufactured Housing Contract Pass-Through Certificates Series 1997-1, 201997-1, A5	6.970%	2/25/28	65,609		66,694
Manufactured Housing Contract Trust Pass-Through Certificates Series, 2001-2, IA2 (Auction Rate Security)	5.546%	2/20/32	225,000		225,173	(d)
Manufactured Housing Contract Trust Pass-Through Certificates Series, 2001-2, IIA2 (Auction Rate Security)	5.557%	3/13/32	325,000		325,222	(d)
Morgan Stanley ABS Capital I Inc Trust 2004-HE7 Morgan Stanley ABS Capital I Inc Trust, 2004-HE7 (1 mo. USD LIBOR + 0.900%)	2.991%	8/25/34	1,532,148		1,552,721	(d)
Morgan Stanley ABS Capital I Inc. Trust Series, 2003-SD1, A1 (1 mo. USD LIBOR + 1.000%)	3.091%	3/25/33	10,153		10,027	(d)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Oakwood Mortgage Investors Inc., 2002-B, A3	6.060%	6/15/32	97,966	$104,212
Origen Manufactured Housing Contract Trust, 2006-A, A2	4.020%	10/15/37	1,192,713	1,120,914
Origen Manufactured Housing Contract Trust, 2007-A, A2	4.580%	4/15/37	1,261,096	1,127,815
Total Asset-Backed Securities (Cost — $6,631,999)				8,066,980
Collateralized Mortgage Obligations (l) — 2.4%
Banc of America Funding Trust, 2004-B, 6A1	2.265%	12/20/34	201,467	157,537	(a)(d)
Bear Stearns ALT-A Trust, 2004-3, A1 (1 mo. USD LIBOR + 0.640%)	2.731%	4/25/34	160,629	160,995	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1, B4	7.000%	1/25/32	91,492	1	(a)
Chevy Chase Funding LLC, Mortgage-Backed Certificates, 2004-4A A1 (1 mo. USD LIBOR + 0.230%)	2.321%	10/25/35	713,593	702,142	(a)(d)
CHL Mortgage Pass-Through Trust, 2005-7, 1A1 (1 mo. USD LIBOR + 0.540%)	2.631%	3/25/35	451,224	435,432	(d)
Fannie Mae Trust, 2004-W15, 1A2	6.500%	8/25/44	115,485	127,824
HarborView Mortgage Loan Trust, 2004-10, 4A	3.888%	1/19/35	107,199	106,674
Impac CMB Trust Series, 2004-10, 2A (1 mo. USD LIBOR + 0.640%)	2.731%	3/25/35	147,043	137,608	(d)
Impac CMB Trust Series, 2005-2, 2A2 (1 mo. USD LIBOR + 0.800%)	2.891%	4/25/35	49,809	48,552	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3, X, IO	0.230%	6/15/36	8,583	1	(a)(d)
MAFI II Remic Trust 1998-B, 201998-BI, B1	8.000%	11/20/24	303,627	282,306	(d)
MERIT Securities Corp., 2011PA, 3A1 (1 mo. LIBOR + 0.620%)	2.722%	4/28/27	57,263	56,224	(a)(d)
MERIT Securities Corp., 2011PA, B3 (1 mo. LIBOR + 2.250%)	4.352%	9/28/32	581,004	517,300	(a)(d)
Prime Mortgage Trust, 2005-2, 2XB, IO	1.743%	10/25/32	1,525,781	123,272	(d)
Prime Mortgage Trust, 2005-5, 1X, IO	1.064%	7/25/34	2,784,451	109,716	(d)
RAMP Series Trust, 2005-SL2, APO	0.000%	2/25/32	5,564	4,699
Regal Trust IV (11th District Cost of Funds Index (COFI Rate) + 1.500%)	2.316%	9/29/31	4,243	4,017	(a)(d)
Sequoia Mortgage Trust, 2003-2, A2 (6 mo. USD LIBOR + 0.680%)	3.179%	6/20/33	14,886	14,879	(d)
Sequoia Mortgage Trust, 2004-10, A1A (1 mo. USD LIBOR + 0.620%)	2.704%	11/20/34	10,125	10,072	(d)
Structured Asset Securities Corp., 201998-RF2, A	5.181%	7/15/27	134,109	131,356	(a)(d)
Structured Asset Securities Corp. Mortgage Loan Trust, 2002-9, A2 (1 mo. USD LIBOR + 0.600%)	2.691%	10/25/27	216,055	214,072	(d)
Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser, 2003-9A, 2A2	3.512%	3/25/33	77,151	77,134
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR12, A2A (1 mo. USD LIBOR + 0.780%)	2.871%	10/25/44	188,471	188,424	(d)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR6, A (1 mo. USD LIBOR + 0.420%)	2.511%	5/25/44	206,971	209,121	(d)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 2004-RA1, 2A	7.000%	3/25/34	8,935	$9,761
Total Collateralized Mortgage Obligations (Cost — $3,006,484)				3,829,119
U.S. Government & Agency Obligations — 1.7%
U.S. Government Obligations — 1.7%
U.S. Treasury Notes	1.875%	12/15/20	1,250,000	1,229,151
U.S. Treasury Notes	1.375%	5/31/21	1,000,000	965,195
U.S. Treasury Notes	2.125%	3/31/24	500,000	482,715
Total U.S. Government & Agency Obligations (Cost — $2,675,454)				2,677,061

			Shares
Preferred Stocks — 1.3%
Financials — 1.3%
Diversified Financial Services — 1.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.729%		75,725	2,052,148	(d)
Corporate Backed Trust Certificates	7.375%		33,900	0	*(e)(f)(g)
Total Financials				2,052,148
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates, (8.000% PIK)	8.000%		2,233,838	22,338	(b)(e)(f)
Total Preferred Stocks (Cost — $2,153,800)				2,074,486

			Face Amount
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.4%
Media — 0.3%
DISH Network Corp., Senior Notes	3.375%	8/15/26	$190,000	184,508
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	320,000	330,863	(a)
Total Media				515,371
Specialty Retail — 0.1%
RH, PO	0.000%	6/15/23	160,000	149,575	(a)
Total Consumer Discretionary				664,946
Information Technology — 0.3%
Internet Software & Services — 0.3%
Twitter Inc., Senior Notes	1.000%	9/15/21	330,000	320,135
Twitter Inc., Senior Notes	0.250%	6/15/24	80,000	82,842	(a)
Total Information Technology				402,977
Total Convertible Bonds & Notes (Cost — $1,056,220)				1,067,923

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2018

Western Asset Premier Bond Fund

Security		Shares	Value
Common Stocks — 0.4%
Energy — 0.3%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (Escrow)		16,942	$4,778	*(e)(f)
Oil, Gas & Consumable Fuels — 0.3%
Berry Petroleum Co.		5,092	62,059	*
Blue Ridge Mountain Resources Inc.		52,812	340,637	*(e)(f)
Total Oil, Gas & Consumable Fuels			402,696
Total Energy			407,474
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.		4,654	19,454	*(e)(f)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC		10,597	238,432	*(e)(f)
Total Common Stocks (Cost — $2,265,595)			665,360

	Rate
Convertible Preferred Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	5,836	81,704	(b)(c)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%	89	1,246	(b)(c)(m)
Total Convertible Preferred Stocks (Cost — $54,930)			82,950
Total Investments before Short-Term Investments (Cost — $208,955,544)			214,696,591
Short-Term Investments — 1.2%
Western Asset Government Cash Management Portfolio LLC (Cost — $1,900,001)	1.830%	1,900,001	1,900,001	(n)
Total Investments ** — 133.9% (Cost — $210,855,545)			216,596,592
Liabilities in Excess of Other Assets — (33.9)%			(54,786,533)
Total Net Assets — 100.0%			$161,810,059

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Western Asset Premier Bond Fund

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of June 30, 2018. The interest rate for fully unfunded term loans is to be determined.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Restricted security (Note 9).

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under ownership or control. At June 30, 2018, the total market value of investments in Affiliated Companies was $1,900,001 and the cost was $1,900,001 (Note 8).

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
GBP	— British Pound
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

At June 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,089,302	GBP	1,462,200	Barclays Bank PLC	7/19/18	$157,773

Abbreviations used in this table:
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

June 30, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $208,955,544)	$214,696,591
Investments in affiliated securities, at value (Cost — $1,900,001)	1,900,001
Cash	967,730
Foreign currency, at value (Cost — $66,861)	61,168
Receivable for securities sold	6,741,033
Interest and dividends receivable	2,792,757
Unrealized appreciation on forward foreign currency contracts	157,773
Prepaid expenses	8,852
Other assets	372
Total Assets	227,326,277

Liabilities:
Loan payable (Note 5)	56,000,000
Payable for securities purchased	8,540,324
Distributions payable	773,809
Investment management fee payable	99,029
Interest payable	26,406
Trustees’ fees payable	697
Accrued expenses	75,953
Total Liabilities	65,516,218
Total Net Assets	$161,810,059

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,904,750 shares issued and outstanding	$156,652,749
Undistributed net investment income	37,664
Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(764,093)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	5,883,739
Total Net Assets	$161,810,059

Shares Outstanding	11,904,750

Net Asset Value	$13.59

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2018

Investment Income:
Interest from unaffiliated investments	$5,953,145
Interest from affiliated investments	9,011
Dividends	81,697
Less: Foreign taxes withheld	(940)
Total Investment Income	6,042,913

Expenses:
Interest expense (Note 5)	707,762
Investment management fee (Note 2)	610,663
Legal fees	52,294
Audit and tax fees	36,204
Commitment fees (Note 5)	15,122
Transfer agent fees	14,886
Shareholder reports	14,362
Trustees’ fees	7,713
Fund accounting fees	7,006
Stock exchange listing fees	6,202
Insurance	1,540
Custody fees	395
Miscellaneous expenses	6,170
Total Expenses	1,480,319
Net Investment Income	4,562,594

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(630,723)
Futures contracts	88,813
Forward foreign currency contracts	(127,378)
Foreign currency transactions	(21,464)
Net Realized Loss	(690,752)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(10,315,160)
Forward foreign currency contracts	184,405
Foreign currencies	(19,392)
Change in Net Unrealized Appreciation (Depreciation)	(10,150,147)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(10,840,899)
Decrease in Net Assets From Operations	$(6,278,305)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017	2018	2017

Operations:
Net investment income	$4,562,594	$9,662,850
Net realized gain (loss)	(690,752)	1,660,806
Change in net unrealized appreciation (depreciation)	(10,150,147)	6,488,227
Increase (Decrease) in Net Assets From Operations	(6,278,305)	17,811,883

Distributions to Shareholders From (Note 1):
Net investment income	(4,702,376)	(10,297,372)
Decrease in Net Assets From Distributions to Shareholders	(4,702,376)	(10,297,372)

Fund Share Transactions:
Reinvestment of distributions (0 and 1,526 shares issued, respectively)	—	21,578
Increase in Net Assets From Fund Share Transactions	—	21,578
Increase (Decrease) in Net Assets	(10,980,681)	7,536,089

Net Assets:
Beginning of period	172,790,740	165,254,651
End of period*	$161,810,059	$172,790,740
*Includes undistributed net investment income of:	$37,664	$177,446

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$(6,278,305)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(141,122,739)
Sales of portfolio securities	143,972,182
Net purchases, sales and maturities of short-term investments	(1,468,951)
Payment-in-kind	(3,645)
Net amortization of premium (accretion of discount)	31,446
Decrease in security litigation proceeds receivable	6,615
Increase in receivable for securities sold	(6,738,608)
Increase in interest receivable	(46,014)
Increase in prepaid expenses	(4,762)
Decrease in principal paydown receivable	2,793
Increase in payable for securities purchased	7,240,123
Increase in investment management fee payable	15,636
Decrease in Trustees’ fee payable	(122)
Decrease in interest payable	(11,787)
Decrease in accrued expenses	(51,806)
Net realized loss on investments	630,723
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	10,130,755
Net Cash Provided by Operating Activities*	6,303,534

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,928,567)
Decrease in loan facility borrowings	(2,000,000)
Net Cash Used in Financing Activities	(5,928,567)
Net Increase (Decrease) in Cash and Restricted Cash	374,967
Cash and Restricted Cash at Beginning of Period	653,931
Cash and Restricted Cash at End of Period	$1,028,898

*	Included in operating expenses is cash of $718,565 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

June 30, 2018
Cash	$1,028,898
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$1,028,898

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$14.51	$13.88	$13.08	$14.83	$14.81	$14.84

Income (loss) from operations:
Net investment income	0.39	0.81	0.93	1.00	1.04	1.15
Net realized and unrealized gain (loss)	(0.91)	0.69	0.90	(1.67)	(0.12)	(0.03)
Distributions paid to Auction Rate Preferred Stockholders from net investment income	—	—	—	—	(0.00) [3]	(0.01)
Total income (loss) from operations	(0.52)	1.50	1.83	(0.67)	0.92	1.11

Less distributions from:
Net investment income	(0.40) [4]	(0.87)	(1.03)	(1.08)	(1.08)	(1.14)
Total distributions	(0.40)	(0.87)	(1.03)	(1.08)	(1.08)	(1.14)
Net increase from tender and repurchase of Auction Rate Preferred Shares	—	—	—	—	0.18	—

Net asset value, end of period	$13.59	$14.51	$13.88	$13.08	$14.83	$14.81

Market price, end of period	$12.60	$13.81	$12.95	$12.16	$13.89	$14.53
Total return, based on NAV[5,6]	(3.66)%	11.03%	14.47%	(4.78)%	7.53%[7]	7.71%
Total return, based on Market Price[8]	(5.92)%	13.50%	15.27%	(5.12)%	2.88%	0.97%

Net assets, end of period (millions)	$162	$173	$165	$156	$176	$176

Ratios to average net assets:
Gross expenses	1.79%[9]	1.58%	1.44%	1.43%	1.47%[10]	1.20%[10]
Net expenses	1.79 [9]	1.58	1.44	1.43	1.47 [10]	1.20 [10]
Net investment income	5.52 [9]	5.66	6.87	6.97	6.85 [10]	7.68 [10]

Portfolio turnover rate	63%	70%	78%	36%	32%	36%

Supplemental data:
Loan Outstanding, End of Period (000s)	$56,000	$58,000	$58,000	$58,000	$53,000	—
Asset Coverage Ratio for Loan Outstanding[11]	389%	398%	385%	368%	433%	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,889	$3,979	$3,849	$3,684	$4,328 [12]	—
Weighted Average Loan (000s)	$56,961	$58,000	$58,000	$57,230	$53,000 [13]	—
Weighted Average Interest Rate on Loan	2.51%	1.79%	1.32%	1.05%	1.00%[13]	—
Auction Rate Preferred Stock at Liquidation Value, End of Period (000s)	—	—	—	—	—	$72,000
Asset Coverage Ratio for Auction Rate Preferred Stock[14]	—	—	—	—	—	345%
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Preferred Stock[14]	—	—	—	—	—	$86,178 [12]

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2018 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 97% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.22%.

[8]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[9]	Annualized.

[10]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[12]	Added to conform to current period presentation.

[13]	Weighted average based on the number of days that the Fund had a loan outstanding.

[14]	Represents value of net assets plus the auction rate preferred stock at the end of the period divided by the auction rate preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

26	Western Asset Premier Bond Fund 2018 Semi-Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Premier Bond Fund 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$33,581,976	$0	*	$33,581,976
Industrials	—	11,108,478	483,951		11,592,429
Other corporate bonds & notes	—	106,953,100	—		106,953,100
Senior loans:
Consumer discretionary	—	17,254,170	944,674		18,198,844
Utilities	—	—	156,022		156,022
Other senior loans	—	15,339,554	—		15,339,554
Sovereign bonds	—	10,410,787	—		10,410,787
Asset-backed securities	—	8,066,980	—		8,066,980
Collateralized mortgage obligations	—	3,829,119	—		3,829,119
U.S. government & agency obligations	—	2,677,061	—		2,677,061
Preferred stocks:
Financials	$2,052,148	—	0	*	2,052,148
Industrials	—	—	22,338		22,338
Convertible bonds & notes	—	1,067,923	—		1,067,923
Common stocks:
Energy	—	62,059	345,415		407,474
Industrials	—	—	19,454		19,454
Utilities	—	—	238,432		238,432
Convertible preferred stocks	—	82,950	—		82,950
Total long-term investments	2,052,148	210,434,157	2,210,286		214,696,591
Short-term investments†	—	1,900,001	—		1,900,001
Total investments	$2,052,148	$212,334,158	$2,210,286		$216,596,592
Other financial instruments:
Forward foreign currency contracts	—	157,773	—		157,773
Total	$2,052,148	$212,491,931	$2,210,286		$216,754,365

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

28	Western Asset Premier Bond Fund 2018 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2017		Accrued Premiums/ Discounts	Realized Gain/(Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]		Purchases
Corporate bonds & notes:
Energy	$0	*	—	—	—		—
Industrials	627,306		$(47)	$(22)	$(11,402)		—
Senior loans:
Consumer discretionary	968,784		(2,449)	(21)	(16,790)		—
Energy	84,928		(694)	(5,782)	21,463		—
Utilities	—		(3,214)	—	(33,493)		$192,729
Preferred stocks:
Financial	3		—	—	(3)		—
Industrials	20,685		—	—	—		1,653
Common stock:
Energy	4,778		—	—	(95,062)		—
Industrials	13,543		—	—	5,911		—
Utilities	—		—	—	5,339		233,093
	$1,720,027		$(6,404)	$(5,825)	$(124,037)		$427,475

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of June 30, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at June 30, 2018[2]
Corporate bonds & notes:
Energy	—		—	—	$0	*	—
Industrials	$(351,435)		$219,551	—	483,951		$(9,678)
Senior loans:
Consumer discretionary	(4,850)		—	—	944,674		(16,808)
Energy	(99,915)		—	—	—		—
Utilities	—		—	—	156,022		(33,493)
Preferred stocks:
Financial	—		—	—	0	*	(3)
Industrials	—		—	—	22,338		—
Common stock:
Energy	—		435,699	—	345,415		(95,062)
Industrials	—		—	—	19,454		5,911
Utilities	—		—	—	238,432		5,339
	$(456,200)		$655,250	—	$2,210,286		$(143,794)

Western Asset Premier Bond Fund 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

30	Western Asset Premier Bond Fund 2018 Semi-Annual Report

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Western Asset Premier Bond Fund 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

32	Western Asset Premier Bond Fund 2018 Semi-Annual Report

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While off-set rights may exist under applicable law, the Fund does not have a contractual right of off-set against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

Western Asset Premier Bond Fund 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

34	Western Asset Premier Bond Fund 2018 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays monthly a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional investment advisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement between Western Asset and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

During periods in which the Fund utilizes financial leverage, the fees paid to the investment adviser will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$124,711,450	$16,411,289
Sales	121,970,600	22,001,582

At June 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$210,855,545	$10,200,150	$(4,459,103)	$5,741,047
Forward foreign currency contracts	—	157,773	—	157,773

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$157,773

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Interest Rate Risk	Total
Futures contracts	—	$88,813	$88,813
Forward foreign currency contracts	$(127,378)	—	(127,378)
Total	$(127,378)	$88,813	$(38,565)

36	Western Asset Premier Bond Fund 2018 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$184,405

During the six months ended June 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$2,343,846
Forward foreign currency contracts (to buy)†	8,022
Forward foreign currency contracts (to sell)	2,035,888

†	At June 30, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$157,773	—	$157,773	—	$157,773

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with National Australia Bank Limited (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $72,000,000. The Credit Agreement automatically renews daily for a six month term unless notice to the contrary is given to the Fund. The final scheduled maturity date for the Credit Agreement is December 13, 2021. The Fund pays a commitment fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the prime rate, federal funds rate or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the six months ended June 30, 2018, the Fund incurred a commitment fee in the amount of $15,122. Interest expense related to this loan for the six months ended June 30, 2018 was

Western Asset Premier Bond Fund 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

$707,710. For the six months ended June 30, 2018, the Fund had an average daily loan balance outstanding of $56,961,326 and the weighted average interest rate was 2.51%. At June 30, 2018, the Fund had $56,000,000 of borrowings outstanding.

6. Distributions subsequent to June 30, 2018

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/22/2018	7/02/2018	$0.0650
7/20/2018	8/01/2018	$0.0650
8/24/2018	9/04/2018	$0.0650
9/21/2018	10/01/2018	$0.0650

7. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2018, the Fund did not repurchase any shares.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended June 30, 2018. The following transactions were effected in shares of such companies for the six months ended June 30, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$200,000	$36,008,428	36,008,428	$34,308,427	34,308,427	—	$9,011	—	$1,900,001

38	Western Asset Premier Bond Fund 2018 Semi-Annual Report

9. Restricted securities

The following Fund investment is restricted as to resale.

Security	Number of Shares	Acquisition Dates	Cost	Value at 6/30/2018	Value Per Share	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	89	2/17, 4/18	$898	$1,246	$14.00	0.0%

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Premier Bond Fund 2018 Semi-Annual Report	39

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 14, 2018. Of the 11,904,750 common shares outstanding, the following shares were voted in the meeting:

Election of Trustees:	For	Withheld
Robert Abeles, Jr.	10,326,208	475,145
Anita L. DeFrantz	10,371,003	430,350
Ronald L. Olson	10,266,819	534,534
Avedick B. Poladian	10,223,701	577,652
William E. B. Siart	10,113,674	687,679
Jaynie M. Studenmund	10,397,809	403,544
Jane Trust	10,399,858	401,495

40	Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Western Asset Premier Bond Fund	41

Dividend reinvestment plan (unaudited) (cont’d)

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202. Investor Relations Telephone number 1-888-888-0151.

42	Western Asset Premier Bond Fund

Western Asset

Premier Bond Fund

Trustees

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and Chief Executive

Officer

Richard F. Sennett

Principal Financial

Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal

Officer

Jenna Bailey

Identity Theft Protection Officer

Jeanne M. Kelly

Senior Vice President

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

100 East Pratt Street

Baltimore, MD 21202

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective May 7, 2018, BNY became custodian.

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock

Exchange Symbol

WEA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012842 8/18 SR18-3417

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 27, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 27, 2018